(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
EMERGING ASIA
FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

FUND TALK                4    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       7    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              8    A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     14   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    18   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    23   THE AUDITORS' OPINION.
ACCOUNTANTS

PROXY VOTING RESULTS     24   SHAREHOLDER PROXY VOTING RESULTS.

DIVIDENDS AND            25   DISTRIBUTIONS, DIVIDEND REINVESTMENT AND
DISTRIBUTIONS                 CASH PURCHASE PLAN.

OTHER FUND INFORMATION   28   CHANGES AND UPDATES.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October, the Standard & Poor's 500 Index remained up more than 25% year-to-date, twice its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post moderate returns through the first 10 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Southeast Asian markets were
extremely volatile with generally
disappointing performance during
the 12 months that ended October 31,
1997. In U.S. dollar terms, the
Indian market performed the
strongest, rising 18.41%. The
Taiwan market was the only other
market to register positive returns,
rising 0.72%. All other markets
saw sharp falls, with the Thai
market performing the worst,
falling -69.52% over the past 12
months. Earlier in the period, both
Hong Kong and Taiwan
performed strongly due to signs of
a recovery in both the economy
and corporate earnings growth,
driven mainly by a rebound in
economic growth in China, which
has become an increasingly
important engine of growth for the
region. In early July, Thailand
gave in after unsuccessfully
fighting currency speculators for
several months, with its currency
depreciating by about 35%.
Currencies in Indonesia, Malaysia
and the Philippines also were
swept up in this turmoil. These
events raised concerns among
investors about possible foreign
exchange losses and the impact
of higher interest rates on
economic and corporate earnings
growth. In October 1997, Taiwan's
currency depreciated by about
8%. This raised concern over the
Hong Kong Dollar. To defend the
currency, Hong Kong's monetary
authorities raised interest rates
dramatically. Although they were
successful, higher interest rates
raised concerns about the impact
on corporate earnings and
economic growth, and brought
about a sharp correction in the
equity market.
An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund
Q. HOW DID THE FUND PERFORM, PETER?
A. For the 12 months that ended October 31, 1997, the fund had a total return of -25.23% based on net asset value. This compares to a total return of -30.52% for the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Free Index. Since this is a closed-end fund that trades on the New York Stock Exchange, we also need to look at the fund's market value return, which reflects gains or losses in the fund's share price over the period. The market value return was -27.08%, assuming that dividends and capital gain distributions were reinvested.
Q. HONG KONG IS STILL THE FUND'S LARGEST COUNTRY WEIGHTING. WHY?
A. I continue to be most positive about the Hong Kong market. Valuations have become more attractive following the recent sell-off, and many stocks are now trading at the lower end of their historical ranges. At the same time, the management of Hong Kong companies are generally of a very high quality, with a clear objective to maximize profits. As a result, corporate profit growth in Hong Kong is by far the highest and the most predictable in Southeast Asia. However, the market has not been immune from events in the rest of Southeast Asia, and investors should expect to see continued market volatility.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND OVER THE PAST YEAR?
A. The portfolio continued to have a strong bias toward Hong Kong, focusing on companies that are expected to see stronger earnings growth in 1997 and 1998 as the local economy recovers. Within Hong Kong, I increased exposure to the utility sector, where stocks were more attractively valued compared to the rest of the market. These included holdings in China Light & Power and Hong Kong Telecommunications. Across the region, I also increased the fund's exposure to the technology sector, since it looked more attractive following an inventory adjustment during the past two years. Large holdings in this sector include Acer and Asustek Computer in Taiwan and Samsung Electronics in Korea.
Q. WHAT ABOUT THE OTHER MARKETS?
A. Relative to the index, I kept a low exposure to Thailand, Malaysia, Indonesia and the Philippines. However, I was able to find some attractive companies that are considered to be more defensive in nature, offering healthy earnings growth and strong cash flow. In Malaysia, these include Rothmans, a cigarette manufacturer; Petronas Gas, the national oil company; and Carlsberg, a brewery. In Indonesia, some examples include PT Telkom, the domestic telephone company and PT Gudang Garam, the largest machine-rolled cigarette manufacturer. Following the market correction, many of these companies looked attractively valued.
Q. WHAT WAS THE BIGGEST DISAPPOINTMENT DURING THE REVIEW PERIOD?
A. Some of the fund's investments in South Korea didn't perform as well as I had hoped. In the Korean market, foreign investors are limited to owning no more than 23% (raised to 26% as of November 3, 1997) of any one stock. Once that limit is reached, foreign investors have to pay a premium to buy the stock from another foreign investor. Recently, foreign investors have become more negative on the prospects for the Korean market, given an increasing number of bankruptcies. As a result, the foreign premiums for many of the stocks contracted, hurting the performance of the fund. For example, Samsung Electronics went from trading at a 40% premium to trading at no premium in a very short time.
Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Southeast Asian stock markets are likely to fluctuate in the near term, with investors re-evaluating the risk of investing in the region. Within Hong Kong, earnings downgrades may occur, given the sharp rise in interest rates. However, I've still been able to find solid companies in Hong Kong that offer relatively better earnings quality, management quality and future prospects than many in the rest of the region. Looking at the region as a whole, over the longer term the prospects for investment in Southeast Asia remain attractive. One should not forget that economies in the region are still growing more rapidly than in most developed economies. Nevertheless, the current economic environment does represent a big challenge to the corporate sector. Some companies will fail the test. However, those that are quick to adjust to the more competitive environment will emerge stronger.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PETER PHILLIPS ON THE IMPACT OF
CURRENCY DEPRECIATION IN
ASIA:
"The sharp depreciation of the
currencies, combined with higher
local interest rates, is likely to
have a negative impact on
corporate earnings growth. Those
companies that have borrowed in
foreign currencies will see their
debt burdens rise. In addition,
those companies with large levels
of local borrowing will also see
costs rise as a result of higher
interest rates. Domestic economic
growth will probably also weaken
as a result of higher interest rates,
which does not bode well for
demand for the products of local
companies. Finally, weaker
currencies have increased the cost
of imports. As our analysts have
learned from their company visits,
it is difficult for companies to pass
these costs onto their customers,
and therefore profit margins could
be squeezed. Although the weaker
currencies should help the export
sector, it is not clear when these
benefits would filter through."
FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and debt
securities of Asian emerging
market issuers
FUND NUMBER: 627
TRADING SYMBOL: FAE
START DATE: March 25, 1994
SIZE: as of October 31,
1997, more than $88 million
MANAGER: Peter Phillips, since
1994; joined Fidelity in 1987
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1997
                                    % OF FUND'S    % OF FUND'S INVESTMENTS
                                    INVESTMENTS    IN THESE STOCKS
                                                   6 MONTHS AGO

HUTCHISON WHAMPOA LTD. ORD.         5.1            3.4

HONG KONG TELECOMMUNICATIONS LTD.   4.8            3.2

CHEUNG KONG HOLDINGS LTD.           4.6            4.0

HANG SENG BANK LTD.                 4.0            3.4

CHINA LIGHT & POWER CO. LTD.        3.5            2.0

SUN HUNG KAI PROPERTIES LTD.        3.3            3.5

HONG KONG & CHINA GAS CO. LTD.      2.8            2.5

PT TELKOM                           2.0            2.3

HINDUSTAN LEVER LTD.                1.8            1.1

NEW WORLD DEVELOPMENT CO. LTD.      1.6            1.9

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

UTILITIES                          21.5           19.3

FINANCE                            18.4           24.7

CONSTRUCTION & REAL ESTATE         12.9           16.2

TECHNOLOGY                         8.9            5.3

INDUSTRIAL MACHINERY & EQUIPMENT   5.4            4.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1997 AS OF APRIL 30, 1997
ROW: 1, COL: 1, VALUE: 7.1
ROW: 1, COL: 2, VALUE: 44.9
ROW: 1, COL: 3, VALUE: 50.0
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 48.3
ROW: 1, COL: 3, VALUE: 50.0
STOCKS 94.9%
SHORT-TERM
INVESTMENTS 5.1%
STOCKS  98.3%
SHORT-TERM
INVESTMENTS 1.7%
INVESTMENTS OCTOBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.9%
 SHARES VALUE (NOTE 1)
HONG KONG - 37.6%
Cheung Kong Holdings Ltd.   574,000 $ 3,991,268
China Light & Power Co. Ltd.   574,000  3,022,225
China Telecom Ltd. (a)  160,000  255,627
China Resources Enterprise Ltd.   190,000  521,087
Citic Pacific Ltd. Ord.   104,000  497,801
Dairy Farm International Holdings Ltd. (SG)  360,000  284,400
Dah Sing Financial Holdings Ltd.   139,600  350,354
Great Eagle Holdings Ltd.   119,695  182,717
Hang Seng Bank Ltd.   402,700  3,503,438
Hong Kong & China Gas Co. Ltd.   1,287,714  2,432,164
Hong Kong Telecommunications Ltd.   2,163,772  4,151,738
Hutchison Whampoa Ltd. Ord.   644,000  4,457,180
JCG Holdings Ltd.   1,220,000  540,556
Jardine Matheson Holdings Ltd. Ord.   131,000  838,400
National Mutual Asia Ltd.   752,000  680,983
New World Development Co. Ltd.   390,609  1,374,459
Sime Darby Hongkong Ltd.   128,000  91,074
Smartone Telecommunications Holdings Ltd.   76,000  167,141
Sun Hung Kai Properties Ltd.   390,000  2,875,809
Swire Pacific Ltd. Class A  231,000  1,234,191
Television Broadcast Ltd. Ord.   155,000  431,113
Wing Hang Bank Ltd.   203,400  523,630
Yue Yuen Industrial Holdings Ltd.   66,000  144,295
  32,551,650
INDIA - 10.4%
Bharat Petroleum Corp. Ltd.   36,000  431,802
Bajaj Auto Ltd.   12,825  204,194
Digital Equipment Ltd. (a)  63,000  306,768
East India Hotels Ltd. (a)  24,300  261,384
Hindustan Lever Ltd.   44,605  1,537,567
Hindustan Petroleum Corp. Ltd.   33,300  437,435
Housing Development Finance Corp. Ltd.   8,098  682,705
ITC Ltd.   63,000  974,030
Industrial Credit & Investments Corp. Ltd.   142,470  345,887
Mahindra & Mahindra Ltd.  (a)  45,000  447,524
Mahanagar Telephone Nigam Ltd.   151,400  1,054,802
Procter & Gamble India Ltd.  (a)  9,000  194,608
Reliance Industries Ltd.   58,500  303,363
Reliance Industries Ltd. (New)   58,500  298,133
State Bank of India  100,755  728,984
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDIA - CONTINUED
Tata Engineering & Locomotive Ltd.  48,900 $ 428,464
Videsh Sanchar Nigam Ltd.  15,000  371,389
  9,009,039
INDONESIA - 4.3%
Astra International PT  205,000  152,327
Gulf Indonesia Resources Ltd.   12,200  256,200
Intikeramik Alamasri Industries TBK PT (a)  650,000  162,500
Lippo Securities PT (a)  1,752,000  182,500
London Sumatra PT   168,000  180,833
PT Bank PAN Indonesia (For. Reg.)  418,000  92,889
PT Daya Guma Samudera TBK   114,500  147,896
PT Indosat Class B   115,500  260,677
PT Gudang Garam  186,000  527,000
PT Telkom   1,869,000  1,739,210
  3,702,032
KOREA (SOUTH) - 3.1%
Korea Electric Power Corp.   54,300  770,891
Lg Electronics, Inc.   11,000  148,186
Lg Semicon Co. Ltd.  (a)  4,000  65,907
Medison Co. Ltd.   4,030  248,064
Pohang Iron & Steel Co. Ltd.   3,860  169,200
SK Telecom Ltd.   401  123,832
Samsung Electronics Co. Ltd. (vtg.)  12,848  504,600
S1 Corp.   1,027  122,389
Shin Sung Engineering Co.   4,302  187,237
Shinhan Bank  19,884  152,478
Samsung Fire & Marine Insurance  810  214,041
  2,706,825
MALAYSIA - 10.3%
Amway Holding BHD  88,000  173,373
Berjaya Sports Toto BHD  202,000  548,716
Carlsberg Brewery BHD  55,500  198,806
EON (Edaran Otomobil Nasional) BHD  130,000  407,463
Kuala Lumpur Kepong BHD Ord.   220,000  525,373
Magnum Corp. BHD  60,000  46,746
Malaysia International Shipping BHD (For. Reg.) (a) 309,000 516,537 Malakoff BHD 97,000 231,642
Malaysian Pacific Industries Ord.   160,000  496,716
Malayan Banking BHD  141,000  542,955
Puncak Niaga Holdings BHD (a)  300,000  352,836
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MALAYSIA - CONTINUED
Petronas Dagangan BHD (a)  81,000 $ 112,675
Petronas Gas BHD  200,000  537,313
Public Bank BHD (For. Reg.)  45,000  28,075
RJ Reynolds BHD  61,000  93,776
Resorts World BHD  116,000  206,030
Rothmans of Pall Mall Malaysia BHD  137,000  1,093,955
Tenega Nasional BHD  563,000  1,210,030
Telekom Malaysia BHD  482,000  1,244,567
United Engineers BHD  97,000  228,746
YTL Corp BHD, Class A  (a)  75,750  80,951
  8,877,281
PAKISTAN - 0.0%
Askari Commercial Bank (a)  63  42
DG Kahn Cement Ltd.  (a)  110  26
Pak Electron Ltd. (a)  55  8
Sui Southern Gas Pipelines Ltd. (a)  2,018  1,357
  1,433
PHILIPPINES - 1.3%
Benpress Holdings Corp. GDR (a)  58,580  212,060
Manila Electric Co. Class B  86,120  263,483
Philippine Long Distance Telephone  27,800  689,093
  1,164,636
SINGAPORE - 9.5%
City Developments Ltd.   116,000  486,713
Datacraft Asia Ltd.   306,000  697,680
DBS Land Ltd.   135,000  230,006
Development Bank of Singapore Ltd. (For. Reg.)  57,000  532,676
Keppel Corp. Ltd.   76,250  241,404
Natsteel Ltd.   361,000  585,219
Overseas Chinese Banking Corp.   180,480  1,003,942
Parkway Holdings Ltd.   104,000  263,140
Singapore Telecommunications Ltd.   810,000  1,287,349
Singapore International Airlines Ltd.   178,000  1,335,283
Singapore Press Holdings Ltd. (For. Reg.)  45,000  620,788
United Industrial Corp. Ltd.   309,000  143,401
United Overseas Bank Ltd. (For. Reg.)  143,400  793,121
  8,220,722
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TAIWAN - 14.3%
Acer, Inc. (a)  469,362 $ 645,087
Acer Peripherals, Inc.   189,000  321,637
Asia Cement Corp.   263,898  301,109
Asustek Computer, Inc.  (a)  51,500  647,715
Bank Sinopac (a)  436,356  318,250
Cathay Life Insurance Co. Ltd.   292,195  1,307,064
Cathay Construction Co. Ltd.   651,494  696,898
China Steel Corp.   553,750  425,409
China Development Corp.  (a)  209,506  594,223
China Trust Co. Ltd. (a)  304,750  420,822
Compeq Manufacturing Co. Ltd.  (a)  36,000  173,874
Formosa Chemical & Fibre  431,595  398,718
Formosa Plastic  31,144  49,669
Hon Hai Precision Ind. Co. (a)  58,800  249,686
Hotung Investment Holdings Ltd. (a)  1,186,000  284,640
Kindom Construction Co. Ltd.  (a)  144,000  190,911
Nan Ya Plastics Corp.  (a)  447,500  719,481
Phoenixtec Power Company (a)  293,150  608,156
President Enterprises Corp.  (a)  417,840  480,821
Siliconware Precision Industries (a)  171,200  332,966
Taiwan Semiconductor Manufacturing Co. Ltd. (a) 254,000 802,755 Taiwan Secom Co. (a) 186,225 609,683
United World Chinese Commercial Bank  221,980  417,337
Wan Hai Lines Ltd. (a)  115,000  169,611
Yageo Corp.  (a)  80,000  168,558
Yue Loong Motor Co.   452,550  712,931
Yue Loong Motor Co. rights 11/15/97  24,003  856
Yung Shin Pharmaceutical Industries Co. Ltd.   170,890  340,672
  12,389,539
THAILAND - 3.1%
Bangkok Bank Ltd. (For. Reg.)  115,200  393,126
Bank of Ayudhya PCL (For. Reg.)  138,100  108,561
BEC World PCL (For. Reg.)  23,600  120,804
Bangkok Expressway PCL (For. Reg.) (a)  200,000  146,252
Cogeneration PCL (For. Reg.)  72,100  71,177
Delta Electronics PCL (For Reg.)  24,700  204,704
Eastern Water Resources Development & Management
PCL (For. Reg.)  209,900  209,772
Electricity Generating PCL (For. Reg.)  130,500  213,126
Industrial Finance Corp. of Thailand (For. Reg.)  165,000  136,746
PTT Exploration & Production (For. Reg.)  60,900  608,629
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
THAILAND - CONTINUED
Siam Cement PCL (For. Reg.)  20,400 $ 170,062
Thai Farmers Bank PCL  100,000  268,129
  2,651,088
UNITED KINGDOM - 0.7%
HSBC Holdings PLC  27,255  638,557
VIETNAM - 0.3%
Vietnam Enterprise Investments Ltd. (a)(c)  250,000  245,000
TOTAL COMMON STOCKS
(Cost $100,108,635)   82,157,802
CASH EQUIVALENTS - 5.1%
Taxable Central Cash Fund (b)
(Cost $4,424,072)  4,424,072  4,424,072
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $104,532,707)  $ 86,581,874
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.64%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $245,000 or 0.3% of net assets.
INCOME TAX INFORMATION
At October 31, 1997, the aggregate cost of investment securities for income tax purposes was $104,998,154. Net unrealized depreciation aggregated $18,416,280, of which $6,987,948 related to appreciated investment securities and $25,404,228 related to depreciated investment securities.
The fund hereby designates approximately $1,484,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION
(UNAUDITED)
As a Percentage of Total Value of Investment
in Securities
Aerospace & Defense   0.3%
Basic Industries    4.4
Cash Equivalents   5.1
Construction & Real Estate    12.9
Durables    3.0
Energy    2.6
Finance    18.4
Health    0.9
Holding Companies   4.0
Industrial Machinery &
 Equipment    5.4
Media & Leisure   3.3
Nondurables   4.3
Retail & Wholesale   0.3
Services    0.9
Technology    8.9
Transportation   3.8
Utilities  21.5
     100.0%
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $104,532,707) -                   $ 86,581,874
SEE ACCOMPANYING SCHEDULE

FOREIGN CURRENCY HELD AT VALUE NEW TAIWAN DOLLARS                           104,094
(COST $104,158)

RECEIVABLE FOR INVESTMENTS SOLD                                             1,877,919

DIVIDENDS RECEIVABLE                                                        78,407

INTEREST RECEIVABLE                                                         30,885

DEFERRED ORGANIZATIONAL EXPENSES                                            51,000

 TOTAL ASSETS                                                               88,724,179

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                              $ 212,093

ACCRUED MANAGEMENT FEE                                          108,872

OTHER PAYABLES AND ACCRUED EXPENSES                             301,568

 TOTAL LIABILITIES                                                          622,533

NET ASSETS                                                                 $ 88,101,646

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 104,780,441

UNDISTRIBUTED NET INVESTMENT INCOME                                         314,886

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                       960,172
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   (17,953,853)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 7,602,384 SHARES OUTSTANDING                               $ 88,101,646

NET ASSET VALUE ($88,101,646 (DIVIDED BY) 7,602,384 SHARES)                 $11.59


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                                          $ 2,478,119
DIVIDENDS

INTEREST                                                                    266,519

                                                                            2,744,638

LESS FOREIGN TAXES WITHHELD                                                 (464,541)

 TOTAL INCOME                                                               2,280,097

EXPENSES

MANAGEMENT FEE                                             $ 1,307,602
BASIC FEE

 PERFORMANCE ADJUSTMENT                                     201,280

TRANSFER AGENT FEES                                         14,766

ADMINISTRATIVE FEES AND EXPENSES                            261,284

DIRECTORS' COMPENSATION                                     67,685

CUSTODIAN FEES AND EXPENSES                                 268,980

AUDIT                                                       69,026

LEGAL                                                       9,750

AMORTIZATION OF ORGANIZATION EXPENSES                       38,250

MISCELLANEOUS                                               9,856

 TOTAL EXPENSES BEFORE REDUCTIONS                           2,248,479

 EXPENSE REDUCTIONS                                         (12,118)        2,236,361

NET INVESTMENT INCOME                                                       43,736

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      1,932,157

 FOREIGN CURRENCY TRANSACTIONS                              (152,661)       1,779,496

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      (31,388,648)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (2,139)         (31,390,787)

NET GAIN (LOSS)                                                             (29,611,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ (29,567,555)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,     OCTOBER 31,
                                                              1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                    $ 43,736        $ 112,027
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                      1,779,496       5,845,507

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)          (31,390,787)    11,409,848

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               (29,567,555)    17,367,382
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                                  (43,736)        (112,027)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                            (40,735)        (394,799)

 FROM NET REALIZED GAIN                                        (3,463,308)     -

 TOTAL DISTRIBUTIONS                                           (3,547,779)     (506,826)

SHARE TRANSACTIONS:                                            (13,397,085)    -
COMMON STOCK REPURCHASED

 REPURCHASE OFFER EXPENSES                                     (113,869)       -

 REDEMPTION FEES ADDED TO PAID IN CAPITAL                      113,869         -

 COST OF SHARES REPURCHASED                                    (13,397,085)    -

  TOTAL INCREASE (DECREASE) IN NET ASSETS                      (46,512,419)    16,860,556

NET ASSETS

 BEGINNING OF PERIOD                                           134,614,065     117,753,509

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET    $ 88,101,646    $ 134,614,065
INVESTMENT INCOME OF $314,886 AND
$(404,110), RESPECTIVELY)

OTHER INFORMATION                                              (844,709)       -
SHARES REPURCHASED


FINANCIAL HIGHLIGHTS
      YEARS ENDED OCTOBER 31,

      1997                      1996   1995   1994 E


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD             $ 15.94     $ 13.94     $ 16.01      $ 14.10

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                          .01         .01         .01          .03

 NET REALIZED AND UNREALIZED GAIN (LOSS)          (3.94)      2.05        (1.83)       1.97

 TOTAL FROM INVESTMENT OPERATIONS                 (3.93)      2.06        (1.82)       2.00

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                       (.01)       (.01)       (.04)        -

 IN EXCESS OF NET INVESTMENT INCOME               -           (.05)       (.09)        -

 FROM NET REALIZED GAIN                           (.41)       -           (.10)        -

 IN EXCESS OF NET REALIZED GAIN                   -           -           (.02)        -

 TOTAL DISTRIBUTIONS                              (.42)       (.06)       (.25)        -

ANTIDILUTION RESULTING FROM ADDITIONAL            -           -           -            .02
OFFERING OF SHARES

OFFERING EXPENSES                                 -           -           -            (.11)

NET ASSET VALUE, END OF PERIOD                   $ 11.59 K   $ 15.94     $ 13.94      $ 16.01

MARKET VALUE, END OF PERIOD                      $ 9.750     $ 13.750    $ 11.875     $ 15.125

TOTAL RETURN B                                    (27.08)%    16.26%      (19.94)%     .83%
MARKET VALUE I                                                           L            H

 NET ASSET VALUE C, M                             (25.23)%    14.81%      (11.21)%     13.39% J
                                                                         L

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)          $ 88,102    $ 134,614   $ 117,754    $ 135,273

RATIO OF EXPENSES TO AVERAGE NET ASSETS           1.72%       1.63%       1.68%        1.70%
                                                                                      A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER     1.71%       1.63%       1.68%        1.70%
EXPENSE REDUCTIONS                               F                                    A

RATIO OF NET INVESTMENT INCOME TO AVERAGE         .03%        .09%        .08%         .29%
NET ASSETS                                                                            A

PORTFOLIO TURNOVER RATE                           55%         63%         69%          70%
                                                                                      A

AVERAGE COMMISSION RATE G                        $ .0091     $ .0134


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL NET ASSET VALUE RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 25, 1994 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H TOTAL MARKET VALUE RETURN INCLUDES ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
I TOTAL MARKET VALUE RETURN REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
J TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF ANTIDILUTION OR SALES LOADS.
K THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
L THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION TO DIVIDEND REINVESTMENT METHODOLOGY.
M TOTAL NET ASSET VALUE RETURNS REFLECTS THE EFFECT OF CHANGES IN THE FUND'S NET ASSET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDERS' INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. During the first calendar quarter of each year, the Board of Directors of the fund may, under certain circumstances, conduct a repurchase or tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In April 1997, the fund completed a repurchase offer for ten percent of the fund's outstanding shares. The repurchase offer resulted in the repurchase of 844,709 shares of the fund's common stock at a net asset value of $15.86 per share. Such shares are included as authorized but unissued shares of the fund.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If events which are expected to materially affect the value of securities occur after the close of a principal market in which those securities are traded, then those securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees ("fair value"). Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local share in the principal market in which such securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION -
CONTINUED
and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $191,250 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund.
In addition, the fund incurred expenses in connection with its repurchase offer of approximately $114,000 which were paid by the fund and charged to paid in capital. All of these expenses were offset by redemption fees collected as a part of the repurchase offer and were accounted for as an addition to paid in capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $68,711,005 and $87,892,090, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets. The fee is subject to a performance adjustment (up to a maximum of (plus/minus).25% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of 1.16% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee, including any performance adjustment.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity International Limited (FIL), an affiliate of FMR, has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL receives a monthly fee at an annual rate of .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Co., a division of FMR.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $11,692 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $426 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Fidelity Advisor Emerging Asia Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
December 8, 1997
PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on June 19, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class III Directors (Messrs. van den Hoven and Malone) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2000, or until their successors are duly elected and qualified.
 # OF % OF
 SHARES VOTED SHARES VOTED
HELMERT FRANS VAN DEN HOVEN (CLASS III DIRECTOR)
AFFIRMATIVE     4,949,751.099    96.18

WITHHELD        196,792.000      3.82

TOTAL           5,146,543.099    100.000

EDWARD H. MALONE (CLASS III DIRECTOR)
AFFIRMATIVE     4,950,658.099    96.19

WITHHELD        195,885.000      3.81

TOTAL           5,146,543.099    100.000

PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     5,005,412.099    97.26

AGAINST         93,331.000       1.81

ABSTAIN         47,800.000       0.93

TOTAL           5,146,543.099    100.000

DIVIDENDS AND DISTRIBUTIONS


DISTRIBUTIONS
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.06 and $.05, respectively, for the dividend paid January 13, 1997.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan. Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, North Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.
DIVERSIFICATION OF INVESTMENTS. The Fund will invest primarily in equity securities. The Fund will diversify its investments across different regions and countries as appropriate, and FMR will consider the size of each market when allocating the Fund's investments. The Fund will no longer necessarily invest in as few as three Asian Emerging Market Countries.




ADDRESS
Fidelity Advisor Emerging
Asia Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
Robert H. Auld, Vice President
Peter F. Phillips, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Pradip Darooka, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(REGISTERED TRADEMARK)